UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 1, 2013

COLONIAL PROPERTIES TRUST

(Mid-America Apartment Communities, Inc. as successor by merger to Colonial Properties Trust)

(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

COLONIAL REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Mid-America Apartment Communities, Inc.

6584 Poplar Avenue

Memphis, Tennessee 38138

(Address of principal executive offices) (Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on October 1, 2013 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 3, 2013, by and among Colonial Properties Trust, an Alabama real estate investment trust (“Colonial”), Mid-America Apartment Communities, Inc., a Tennessee corporation (“MAA”), Mid-America Apartments, L.P., a Tennessee limited partnership (“MAA LP”), Martha Merger Sub, LP, a Delaware limited partnership and indirect wholly-owned subsidiary of MAA LP (“OP Merger Sub”), and Colonial Realty Limited Partnership, a Delaware limited partnership (“Colonial LP”). Pursuant to the Merger Agreement, (i) at 10:00 a.m., Eastern time on October 1, 2013 (the “Partnership Merger Effective Time”), Colonial LP merged with and into OP Merger Sub (the “Partnership Merger”), with Colonial LP continuing as the surviving limited partnership and an indirect wholly-owned subsidiary of MAA LP, and (ii) at 10:02 a.m., Eastern time on October 1, 2013 (the “Parent Merger Effective Time”), Colonial merged with and into MAA (the “Parent Merger” and, together with the Partnership Merger, the “Mergers”), with MAA continuing as the surviving corporation. The following events took place in connection with the consummation of the Mergers:

Item 1.02	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers, Colonial LP repaid all amounts outstanding under its $500.0 million unsecured revolving credit facility (the “Credit Facility”) with Wells Fargo Bank, National Association, as administrative agent for the lenders, Bank of America, N.A., as syndication agent, U.S. Bank National Association, PNC Bank, National Association and Citibank, N.A., as co-documentation agents, and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers. Effective upon such repayment, the credit agreement for the Credit Facility and all related loan documents were terminated and became null and void.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon completion of the Partnership Merger, at the Partnership Merger Effective Time, (i) the interests of the general partner in Colonial LP (other than Colonial OP Units (as defined below) held by Colonial, which were converted pursuant to clause (ii) below) were cancelled and no payment was made with respect thereto, and (ii) each limited partnership interest in Colonial LP designated as a “Class A Unit” and a “Partnership Unit” under the Agreement of Limited Partnership of Colonial LP (“Colonial OP Units”) issued and outstanding immediately prior to the Partnership Merger Effective Time was automatically converted into Class A Common Units in MAA LP (“New MAA LP Units”) in an amount equal to (x) 1, multiplied by (y) 0.360, and each holder of New MAA LP Units was admitted as a limited partner of MAA LP in accordance with the terms of the limited partnership agreement of MAA LP following the Partnership Merger Effective Time.

Upon completion of the Parent Merger, at the Parent Merger Effective Time, each issued and outstanding common share of beneficial interest, par value $0.01 per share, of Colonial (“Colonial Common Shares”) was converted into the right to receive 0.360 shares of MAA common stock, par value $0.01 per share (the “Merger Consideration”) (other than shares held by any wholly-owned subsidiary of Colonial or by MAA or any of its subsidiaries and other than shares with respect to which dissenters’ rights have been properly exercised and not withdrawn under applicable Alabama law). MAA issued approximately 31,981,652 shares of MAA common stock as consideration in the Parent Merger, and MAA LP issued approximately 2,574,631 New MAA LP Units in the Partnership Merger. Based on the opening price of MAA common stock on October 1, 2013 as reported on the New York Stock Exchange, the aggregate value of the consideration paid or payable to former holders of Colonial Common Shares is approximately $2.0 billion, and the aggregate value of the New MAA LP Units, which are convertible into shares of MAA common stock, issued to former holders of limited partnership units in Colonial LP is approximately $161 million.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to Colonial’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 3, 2013 and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Mergers, Colonial notified the NYSE on October 1, 2013 that each Colonial Common Share issued and outstanding immediately prior to the Parent Merger Effective time was cancelled and converted into the right to receive the Merger Consideration, and the NYSE has filed a notification of removal from listing on Form 25 with the SEC with respect to Colonial Common Shares in order to effect the delisting of Colonial Common Shares from the NYSE. Such delisting will result in the termination of the registration of Colonial Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Colonial intends to file a certificate on Form 15 requesting the deregistration of Colonial Common Shares under Section 12(g) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Partnership Merger, each Colonial OP Unit issued and outstanding immediately before the Partnership Merger Effective Time was converted into New MAA LP Units in an amount equal to (x) 1, multiplied by (y) 0.360. At the Partnership Merger Effective Time, Colonial LP’s limited partners immediately before the Partnership Merger Effective Time ceased to have any rights as limited partners of Colonial LP (other than the right to receive New MAA LP Units) and will instead have the rights of a limited partner of MAA LP.

In connection with the completion of the Parent Merger, each Colonial Common Share issued and outstanding immediately before the Parent Merger Effective Time (other than shares held by any wholly-owned subsidiary of Colonial or by MAA or any of its subsidiaries and other than shares with respect to which dissenters’ rights have been properly exercised and not withdrawn under applicable Alabama law) was converted into the right to receive the Merger Consideration. At the Parent Merger Effective time, Colonial’s shareholders immediately before the Parent Merger Effective Time ceased to have any rights are shareholders in Colonial (other than their right to receive the Merger Consideration) and will instead have the rights of a stockholder in MAA.

Item 5.01	Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03, and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Partnership Merger Effective Time, as contemplated under the Merger Agreement, Colonial LP merged with and into OP Merger Sub, with Colonial LP continuing as the surviving limited partnership and an indirect wholly-owned subsidiary of MAA LP. The aggregate consideration paid in connection with the Partnership Merger consisted of approximately 2,574,631 New MAA LP Units.

At the Parent Merger Effective Time, as contemplated under the Merger Agreement, Colonial merged with and into MAA, with MAA continuing as the surviving corporation. The aggregate consideration paid in connection with the Parent Merger consisted of approximately 31,981,652 shares of MAA common stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Parent Merger and pursuant to the Merger Agreement, Colonial ceased to exist and MAA continued as the surviving corporation. All members of the Board of Trustee of Colonial voluntarily resigned effective at the Parent Merger Effective Time.

In addition, each executive officer of Colonial listed below resigned from the positions indicated beside such executive officer’s name effective as of the Parent Merger Effective Time:

• Thomas H. Lowder	Chairman of the Board of Trustees and Chief Executive Officer

• Paul F. Earle	Chief Operating Officer

• Bradley P. Sandidge	Interim Chief Financial Officer and Chief Accounting Officer

• John P. Rigrish	Chief Administrative Officer and Corporate Secretary

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Parent Merger, Colonial ceased to exist and MAA continued as the surviving corporation.

On October 1, 2013, following the Partnership Merger Effective Time, the Certificate of Limited Partnership of Colonial LP was amended to reflect that the sole general partner of Colonial LP following the Partnership Merger is MAA LP. In addition, on October 1, 2013, following consummation of the Partnership Merger, the Fourth Amended and Restated Agreement of Limited Partnership of Colonial LP was amended and restated in its entirety (the “Amended Partnership Agreement”). The Amended Partnership Agreement, among other items, includes governance provisions consistent with Colonial LP’s status as a wholly-owned subsidiary of MAA LP following the Partnership Merger Effective Time.

The foregoing descriptions of the amendment to the Certificate of Limited Partnership and the Amended Partnership Agreement are not complete and are subject to and qualified in their entirety by reference to the text of the Certificate of Amendment to the Certificate of Limited Partnership of Colonial LP and the text of the Fifth Amended and Restated Agreement of Limited Partnership of Colonial LP, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On October 1, 2013, Colonial and MAA issued a joint press release announcing the consummation of the Mergers. A copy of the joint press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibits Number	Description

2.1	Agreement and Plan of Merger by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P., Martha Merger Sub, L.P., Colonial Properties Trust, and Colonial Realty Limited Partnership, dated as of June 3, 2013 (Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2013).

3.1	Certificate of Amendment to the Certificate of Limited Partnership of Colonial Realty Limited Partnership, dated October 1, 2013.

3.2	Fifth Amended and Restated Agreement of Limited Partnership of Colonial Realty Limited Partnership, dated October 1, 2013.

99.1	Joint Press Release, dated October 1, 2013.

This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of Colonial Properties Trust and Colonial Realty Limited Partnership to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to Colonial Properties Trust only, Colonial Realty Limited Partnership only or both Trust and Colonial Realty Limited Partnership, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.,
as successor by merger to Colonial Properties Trust

October 2, 2013	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

COLONIAL REALTY LIMITED PARTNERSHIP
	By:	Mid-America Apartments, L.P., its general partner
	By:	Mid-America Apartment Communities, Inc., its general partner

October 2, 2013	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibits Number	Description

2.1	Agreement and Plan of Merger by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P., Martha Merger Sub, L.P., Colonial Properties Trust, and Colonial Realty Limited Partnership, dated as of June 3, 2013 (Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2013).

3.1	Certificate of Amendment to the Certificate of Limited Partnership of Colonial Realty Limited Partnership, dated October 1, 2013.

3.2	Fifth Amended and Restated Agreement of Limited Partnership of Colonial Realty Limited Partnership, dated October 1, 2013.

99.1	Joint Press Release, dated October 1, 2013.